UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2014



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2014


[LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF USAA CORNERSTONE AGGRESSIVE FUND]

 ======================================================

       ANNUAL REPORT
       USAA CORNERSTONE AGGRESSIVE FUND
       MAY 31, 2014

 ======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE HAVE BELIEVED FOR SOME TIME THE
ECONOMIC RECOVERY WILL BE MORE GRADUAL              [PHOTO OF BROOKS ENGLEHARDT]
THAN THE MARKET'S INITIAL EXPECTATIONS."

--------------------------------------------------------------------------------

JULY 2014

The 12-month reporting period did not turn out the way many had anticipated. In June 2013, longer-term interest rates were widely expected to increase when the U.S. Federal Reserve (the Fed) started to taper (or gradually reduce) its quantitative easing (QE) asset purchases. (Through QE, the Fed was buying $85 billion of U.S. Treasury securities and mortgage-backed securities every month in an effort to push down long-term interest rates and stimulate U.S. economic growth.) Many observers expected the U.S. economy to begin to expand at a faster pace while others predicted that emerging markets equities would outperform most other global asset classes. Ultimately, none of these scenarios came to pass.

Longer-term interest rates actually fell after the Fed began tapering QE in January 2014. They had increased earlier in the reporting period, rising dramatically during the so-called "taper tantrum" between June and September 2013. At that time, global stocks and bonds retreated on hints from the Fed that it might start tapering QE sooner than expected. As bond prices dropped, interest rates (which tend to move in the opposite direction) increased. Then, in January 2014, when the Fed began reducing asset purchases, interest rates declined significantly and remained in a relatively tight range through the end of the reporting period. On May 31, 2014, following five months of Fed tapering, longer-term interest rates were lower than they had been during the height of the taper tantrum in July and August 2013.

Meanwhile, U.S. economic growth disappointed many observers. Although the economy continued to grow slowly during the first part of the reporting period, it contracted by 2.9% in the first quarter of 2014, according to the U.S. Department of Commerce. Some attributed the deceleration to an extremely cold winter and predicted economic growth would rebound in the second quarter. We continue to watch for solid signs that the economy is on a path to sustainable growth. We have believed for some time the economic recovery will be more gradual than the market's initial expectations.

In the financial markets, U.S. stocks were the stand-out performers. The S&P 500(R) Index - a gauge of U.S. large-cap equity performance - recorded substantial gains, outperforming most other asset classes. Although international equities also provided

================================================================================

================================================================================

positive returns, they did not fare as well as U.S. equities. Emerging markets stocks trailed both U.S. and international stocks of developed markets last summer. Emerging markets equities are generally more dependent on external capital flows and investments and are less liquid than developed markets stocks. As a result, they are more vulnerable to changes in the Fed's monetary policy, such as tapering. The asset class also was impacted by country-specific factors, such as lower growth expectations for China and Brazil and political turmoil in Ukraine and Thailand. Meanwhile, precious metals (such as gold, silver, and platinum) underperformed versus stocks during the reporting period.

Looking ahead, we are more optimistic about the prospects for international stocks (both developed and emerging markets) than for U.S. stocks, as U.S. stock valuations have increased faster than fundamentals. Valuations will continue to rise, in our opinion, if economic growth accelerates and profit margins can maintain their current levels. If growth stalls and profit margins decrease, earnings may disappoint and stocks may trim their gains.

In the months ahead, we will continue to monitor the financial markets and corporate earnings as well as other factors - including global economic trends and central bank policy - that potentially could affect your investments. If the U.S. economy regains its footing and continues to strengthen, we would expect the Fed to end its QE asset purchases by the end of 2014. We believe that other global central banks are likely to maintain their easy monetary policies, using rate cuts and/or asset purchases, to boost economic growth in their countries and to support their financial markets.

From all of us here at USAA Asset Management Company, thank you for your confidence in us. We value the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Asset Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o The S&P 500(R) Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Most of these stocks are listed on the New York Stock Exchange. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER(S) COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

   Distributions to Shareholders                                             10

   Report of Independent Registered Public Accounting Firm                   11

   Portfolio of Investments                                                  12

   Notes to Portfolio of Investments                                         27

   Financial Statements                                                      30

   Notes to Financial Statements                                             33

EXPENSE EXAMPLE                                                              49

ADVISORY AGREEMENT(S)                                                        51

TRUSTEES' AND OFFICERS' INFORMATION                                          56

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) SEEKS CAPITAL APPRECIATION OVER THE LONG TERM. THE FUND ALSO CONSIDERS THE POTENTIAL FOR CURRENT INCOME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, and money market instruments. The Fund will have a target asset class allocation of approximately 80% equity securities and 20% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in investment-grade and below-investment-grade securities.

The Fund also may use alternative investment strategies and other instruments from time to time, in an attempt to reduce its volatility over time and to enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER(S) COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                               ARNOLD J. ESPE, CFA
    WASIF A. LATIF                                    DAN DENBOW, CFA

--------------------------------------------------------------------------------

o HOW DID THE USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2014, the Fund had a total return of 11.48%. This compares to returns of 2.71% for the Barclays U.S. Aggregate Bond Index and 17.15% for the MSCI All-Country World Index.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT SPECIFIC ELEMENTS OF YOUR POSITIONING HELPED PERFORMANCE?

    The Fund delivered a positive total return during the reporting period. While we focus on generating long-term performance results through our research-driven strategy, our balanced approach also was well suited for the environment that characterized the past year.

    Our domestic equity allocation made a positive contribution to the Fund's 12-month performance results. The U.S. stock market performed well during the reporting period, as the gradual improvement in economic growth created a favorable backdrop for

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    riskier assets. This positive environment provided a tailwind to our equity allocation, which is diversified among individual large-cap U.S. stocks and exchange-traded funds (ETFs) that provide exposure to domestic mid- and small-cap stocks.

    The Fund's U.S. large-cap portfolio, which emphasizes stocks with attractive valuations and strong fundamentals, delivered a strong total return and outpaced the S&P 500(R) Index (not a benchmark of the Fund). Our allocations to mid- and small-cap stocks also contributed strongly to returns, particularly in the first nine months of the period. Both asset classes outperformed large-cap stocks through the end of February of this year before giving up some relative performance thereafter. Nevertheless, our allocation to mid- and smaller-sized companies has made a positive contribution to the Fund's return.

    The non-U.S., developed-market portion of the Fund also delivered positive returns, as the performance of the foreign markets improved on signs of Europe's return to positive growth. The Fund's developed market (international) allocation incorporates both broad-based and country-specific ETFs. In the latter group, our position in an ETF linked to Germany's stock market outperformed its developed-market peers and made a positive contribution to Fund performance. We continue to see opportunities in the international developed markets, particularly in Europe, as the asset class offers a compelling value relative to U.S. equities.

    Despite a significant sell-off in June of last year, the investment-grade bond market finished the reporting period with a positive total return. Our bond allocation in the Fund's portfolio, which consists primarily of investment-grade bonds, outperformed the broader market on the strength of our individual security selection. During the past year, we kept the portfolio's duration - or interest rate sensitivity - below that of our benchmark in order to minimize the impact of bond-market volatility. Instead of attempting to generate outperformance by taking on interest-rate risk, we sought to do so through individual security selection in the more credit-sensitive areas of the market, such as corporate bonds and commercial mortgage-backed securities. This

================================================================================

                                          MANAGER(S) COMMENTARY ON THE FUND |  3

================================================================================

    approach worked well in the past year, as both market segments did well. We believe this strategy remains appropriate at a time of gradually improving economic growth and the U.S. Federal Reserve's (the Fed) continued tapering of its bond-buying program.

    The Fund's position in high-yield bonds also added to its 12-month performance results. The asset class continued to be supported by a backdrop of steady economic growth, low defaults, and the ready availability of capital for below-investment-grade corporations. As was the case in the investment-grade portfolio, our holdings outperformed the market thanks to the success of our security selection process.

o   WHAT ELEMENTS OF YOUR POSITIONING HURT PERFORMANCE?

    Our allocation to precious metals stocks was the largest detractor from performance. Despite a short-lived rally in the first quarter of 2014, mining stocks finished the annual period with a sharply negative return. From a longer-term standpoint, however, we believe inflation-sensitive assets are an important element of diversification given the easy monetary policies of global central banks. While reported inflation remains well below the Fed's target level, central banks continue to increase their asset bases significantly. In our view, this raises the chances that inflation will pick up over time - a potential positive for gold and the related equities.

    Although the Fund's allocation to emerging market stocks, which we achieve via broad-based and single-country ETFs, produced a positive return. For the fiscal year ended May 31, 2014, returns from, the emerging markets asset class as a whole fell well short of the S&P 500 Index. However, continue to believe the emerging markets are a source of opportunity, based on our view that valuations don't reflect the long-term growth potential of the asset class.

    The Fund's option hedging strategy, which is designed to help cushion the impact of large stock market sell-offs, detracted from annual performance. We continue to view the hedging strategy as a way to protect against the potential for unexpected volatility in the global equity markets.

================================================================================

4  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

o   WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS FROM HERE?

    The markets have taken the slow growth of the U.S. economy in stride thus far, with the S&P 500 Index moving to a high in May during the reporting period. Many companies are being given a pass on unimpressive earnings reports due to the severe winter weather, which obscures the continued weakness in corporate revenues. Top-line revenue growth is therefore becoming increasingly important given that the current bull market, now in its sixth year, has been fueled to a large degree by corporations' focus on cost-cutting and share buybacks.

    We believe valuations in the United States have reached the point at which earnings growth, rather than a further expansion of price-to-earnings ratios, will need to pick up the baton in order for stock prices to move meaningfully higher. However, there are still attractive valuations to be found in Europe and the emerging markets, which helps illustrate the potential benefit of our diversified, global strategy.

    Our approach to the current market environment is to maintain our focus on using fundamentals and valuations to determine optimal asset allocations. We seek to construct a portfolio that can capitalize on a wide range of potential outcomes regarding global growth, central bank policy, and inflation. As we move through 2014, we continue our efforts to improve geographic diversification and reduce exposure to overvalued asset classes in favor of those with a more attractive trade-off of risk and return potential.

    Thank you for your investment in the Fund.

    Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

================================================================================

                                          MANAGER(S) COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) (Ticker Symbol: UCAGX)

--------------------------------------------------------------------------------
                                            5/31/14                 5/31/13
--------------------------------------------------------------------------------
Net Assets                               $150.4 Million          $83.6 Million
Net Asset Value Per Share                    $12.40                  $11.30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/14
--------------------------------------------------------------------------------
      1 YEAR                                          SINCE INCEPTION 6/8/12
      11.48%                                                  13.89%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/13*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT        1.81%         AFTER REIMBURSEMENT      1.26%

               (Includes acquired fund fees and expenses of 0.16%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2013, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2014, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2014. If the total annual operating expense ratio of the Fund is lower than 1.10%, the Fund will operate at the lower expense ratio. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    MSCI ALL-COUNTRY        USAA CORNERSTONE         BARCLAYS U.S.
                      WORLD INDEX           AGGRESSIVE FUND       AGGREGATE BOND INDEX
05/31/12              $10,000.00              $10,000.00              $10,000.00
06/30/12               10,493.89               10,330.00               10,003.92
07/31/12               10,637.55               10,390.00               10,141.91
08/31/12               10,868.84               10,610.00               10,148.53
09/30/12               11,211.17               10,850.00               10,162.50
10/31/12               11,136.45               10,810.00               10,182.49
11/30/12               11,278.85               10,870.00               10,198.56
12/31/12               11,534.33               11,071.06               10,184.04
01/31/13               12,065.70               11,399.70               10,112.81
02/28/13               12,063.82               11,327.81               10,163.50
03/31/13               12,281.81               11,502.40               10,171.61
04/30/13               12,635.33               11,656.45               10,274.54
05/31/13               12,600.66               11,605.10               10,091.22
06/30/13               12,232.36               11,276.46                9,935.12
07/31/13               12,817.95               11,697.53                9,948.70
08/31/13               12,550.90               11,471.59                9,897.85
09/30/13               13,199.17               11,820.77                9,991.55
10/31/13               13,729.68               12,211.03               10,072.33
11/30/13               13,924.12               12,344.54               10,034.62
12/31/13               14,164.33               12,509.86                9,977.91
01/31/14               13,597.75               12,155.12               10,125.34
02/28/14               14,254.63               12,624.63               10,179.18
03/31/14               14,318.01               12,645.50               10,161.84
04/30/14               14,454.31               12,739.40               10,247.59
05/31/14               14,761.74               12,937.63               10,364.26

                                   [END CHART]

                         Data from 5/31/12 to 5/31/14.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Aggressive Fund to the following benchmarks:

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

*The performance of the MSCI All-Country World Index and the Barclays U.S. Aggregate Bond Index are calculated from the end of the month, May 31, 2012, while the Cornerstone Aggressive Fund's inception date is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                              o TOP 10 HOLDINGS* o
                                  AS OF 5/31/14
                                (% of Net Assets)

iShares MSCI EAFE ETF** ................................................... 9.7%
iShares Core MSCI EAFE ETF** .............................................. 6.8%
iShares MSCI Germany ETF** ................................................ 6.2%
iShares Core MSCI Emerging Markets ETF** .................................. 4.2%
iShares Core S&P Mid-Cap ETF** ............................................ 4.0%
iShares Core S&P Small-Cap ETF** .......................................... 3.8%
Gilead Sciences, Inc. ..................................................... 1.7%
Market Vectors Gold Miners ETF ............................................ 1.3%
iShares Russell 2000 ETF** ................................................ 1.2%
U.S. Treasury Note 2.75%, 2/15/2024 ....................................... 1.2%

 * Excludes money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 12-26.

================================================================================

8  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

                         o ASSET ALLOCATION - 5/31/14 o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES*                                                    43.1%
INTERNATIONAL EQUITY SECURITIES*                                           32.6%
CORPORATE OBLIGATIONS                                                       7.6%
MONEY MARKET INSTRUMENTS                                                    6.7%
COMMERCIAL MORTGAGE SECURITIES                                              2.8%
EURODOLLAR AND YANKEE OBLIGATIONS                                           2.3%
U.S. TREASURY SECURITIES                                                    2.2%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            1.9%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.3%

                                   [END CHART]

* The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Excludes options.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-26.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2014, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2015.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2014:

  DIVIDEND RECEIVED
DEDUCTION (CORPORATE                         QUALIFIED INTEREST
   SHAREHOLDERS)(1)                                INCOME
---------------------------------------------------------------
       24.00%                                     $517,000
---------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended May 31, 2014, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE AGGRESSIVE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Aggressive Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2014, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Aggressive Fund at May 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
July 18, 2014

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2014

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             U.S. EQUITY SECURITIES (43.1%)

             COMMON STOCKS (32.4%)

             CONSUMER DISCRETIONARY (3.5%)
             -----------------------------
             ADVERTISING (0.3%)
     7,000   Omnicom Group, Inc.                                                 $    498
                                                                                 --------
             AUTO PARTS & EQUIPMENT (0.5%)
     8,510   TRW Automotive Holdings Corp.*                                           722
                                                                                 --------
             AUTOMOBILE MANUFACTURERS (0.2%)
    19,000   Ford Motor Co.                                                           312
                                                                                 --------
             CABLE & SATELLITE (0.5%)
    15,150   Comcast Corp. "A"                                                        791
                                                                                 --------
             CASINOS & GAMING (0.1%)
     9,000   MGM Resorts International*                                               232
                                                                                 --------
             DEPARTMENT STORES (0.4%)
    10,300   Kohl's Corp.                                                             561
                                                                                 --------
             HOME IMPROVEMENT RETAIL (0.2%)
     1,500   Home Depot, Inc.                                                         120
     2,640   Lowe's Companies, Inc.                                                   124
                                                                                 --------
                                                                                      244
                                                                                 --------
             HOMEFURNISHING RETAIL (0.1%)
     2,050   Bed Bath & Beyond, Inc.*                                                 125
                                                                                 --------
             HOTELS, RESORTS & CRUISE LINES (0.2%)
     8,000   Carnival Corp.                                                           320
                                                                                 --------
             MOVIES & ENTERTAINMENT (0.3%)
     5,400   Walt Disney Co.                                                          454
                                                                                 --------
             SPECIALIZED CONSUMER SERVICES (0.4%)
    18,500   H&R Block, Inc.                                                          551
                                                                                 --------
             SPECIALTY STORES (0.3%)
     4,950   Signet Jewelers Ltd.                                                     525
                                                                                 --------
             Total Consumer Discretionary                                           5,335
                                                                                 --------

================================================================================

12  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             CONSUMER STAPLES (2.1%)
             -----------------------
             DRUG RETAIL (1.2%)
    12,350   CVS Caremark Corp.                                                  $    967
    11,800   Walgreen Co.                                                             849
                                                                                 --------
                                                                                    1,816
                                                                                 --------
             HOUSEHOLD PRODUCTS (0.3%)
     5,400   Procter & Gamble Co.                                                     436
                                                                                 --------
             HYPERMARKETS & SUPER CENTERS (0.4%)
     8,190   Wal-Mart Stores, Inc.                                                    629
                                                                                 --------
             TOBACCO (0.2%)
     3,050   Philip Morris International, Inc.                                        270
                                                                                 --------
             Total Consumer Staples                                                 3,151
                                                                                 --------
             ENERGY (4.0%)
             -------------
             INTEGRATED OIL & GAS (1.3%)
     2,050   Chevron Corp.                                                            252
    16,720   Occidental Petroleum Corp.                                             1,667
                                                                                 --------
                                                                                    1,919
                                                                                 --------
             OIL & GAS DRILLING (0.3%)
     9,350   Transocean Ltd.                                                          397
                                                                                 --------
             OIL & GAS EQUIPMENT & SERVICES (1.3%)
    14,940   Halliburton Co.                                                          966
     9,500   Schlumberger Ltd.                                                        988
                                                                                 --------
                                                                                    1,954
                                                                                 --------
             OIL & GAS EXPLORATION & PRODUCTION (1.1%)
     6,800   Anadarko Petroleum Corp.                                                 699
     5,200   ConocoPhillips                                                           416
    15,700   Marathon Oil Corp.                                                       576
                                                                                 --------
                                                                                    1,691
                                                                                 --------
             Total Energy                                                           5,961
                                                                                 --------
             FINANCIALS (5.0%)
             -----------------
             CONSUMER FINANCE (0.6%)
    10,820   Capital One Financial Corp.                                              854
                                                                                 --------
             DIVERSIFIED BANKS (1.9%)
    20,910   Citigroup, Inc.                                                          995
    17,910   JPMorgan Chase & Co.                                                     995
    16,330   Wells Fargo & Co.                                                        829
                                                                                 --------
                                                                                    2,819
                                                                                 --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             INVESTMENT BANKING & BROKERAGE (0.2%)
     9,000   Morgan Stanley                                                      $    278
                                                                                 --------
             LIFE & HEALTH INSURANCE (0.4%)
    11,570   MetLife, Inc.                                                            589
                                                                                 --------
             MULTI-LINE INSURANCE (0.1%)
     3,400   American International Group, Inc.                                       184
                                                                                 --------
             REGIONAL BANKS (1.1%)
    16,000   BB&T Corp.                                                               607
     5,500   CIT Group, Inc.                                                          244
    10,000   PNC Financial Services Group, Inc.                                       853
                                                                                 --------
                                                                                    1,704
                                                                                 --------
             SPECIALIZED FINANCE (0.7%)
     5,500   CME Group, Inc.                                                          396
     3,620   IntercontinentalExchange Group, Inc.                                     711
                                                                                 --------
                                                                                    1,107
                                                                                 --------
             Total Financials                                                       7,535
                                                                                 --------
             HEALTH CARE (5.4%)
             ------------------
             BIOTECHNOLOGY (1.7%)
    32,450   Gilead Sciences, Inc.*                                                 2,635
                                                                                 --------
             HEALTH CARE DISTRIBUTORS (0.8%)
    16,910   Cardinal Health, Inc.                                                  1,194
                                                                                 --------
             HEALTH CARE EQUIPMENT (0.4%)
     8,900   Medtronic, Inc.                                                          543
                                                                                 --------
             PHARMACEUTICALS (2.5%)
    25,800   AbbVie, Inc.                                                           1,402
    11,490   Johnson & Johnson                                                      1,166
     4,000   Merck & Co., Inc.                                                        231
    33,170   Pfizer, Inc.                                                             983
                                                                                 --------
                                                                                    3,782
                                                                                 --------
             Total Health Care                                                      8,154
                                                                                 --------
             INDUSTRIALS (4.0%)
             ------------------
             AEROSPACE & DEFENSE (0.9%)
     4,100   Raytheon Co.                                                             400
    18,800   Spirit AeroSystems Holdings, Inc. "A"*                                   610
     2,210   United Technologies Corp.                                                257
                                                                                 --------
                                                                                    1,267
                                                                                 --------
             AIR FREIGHT & LOGISTICS (0.2%)
     3,290   United Parcel Service, Inc. "B"                                          342
                                                                                 --------

================================================================================

14  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             AIRLINES (0.4%)
    13,300   United Continental Holdings, Inc.*                                  $    590
                                                                                 --------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.7%)
    15,050   Eaton Corp. plc                                                        1,109
                                                                                 --------
             ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
     8,000   Republic Services, Inc.                                                  283
                                                                                 --------
             INDUSTRIAL CONGLOMERATES (1.1%)
    62,480   General Electric Co.                                                   1,674
                                                                                 --------
             INDUSTRIAL MACHINERY (0.5%)
     5,550   Parker Hannifin Corp.                                                    695
                                                                                 --------
             Total Industrials                                                      5,960
                                                                                 --------
             INFORMATION TECHNOLOGY (7.2%)
             -----------------------------
             APPLICATION SOFTWARE (0.4%)
     4,800   Adobe Systems, Inc.*                                                     310
     5,700   Citrix Systems, Inc.*                                                    353
                                                                                 --------
                                                                                      663
                                                                                 --------
             COMMUNICATIONS EQUIPMENT (0.9%)
    39,000   Cisco Systems, Inc.                                                      960
    15,000   Juniper Networks, Inc.*                                                  367
                                                                                 --------
                                                                                    1,327
                                                                                 --------
             DATA PROCESSING & OUTSOURCED SERVICES (0.5%)
     3,250   Visa, Inc. "A"                                                           698
                                                                                 --------
             INTERNET SOFTWARE & SERVICES (0.8%)
     2,100   Facebook, Inc. "A"*                                                      133
     1,235   Google, Inc. "A"*                                                        706
       635   Google, Inc. "C"*                                                        356
                                                                                 --------
                                                                                    1,195
                                                                                 --------
             SEMICONDUCTOR EQUIPMENT (0.2%)
    12,000   Applied Materials, Inc.                                                  242
                                                                                 --------
             SEMICONDUCTORS (1.1%)
    13,500   Altera Corp.                                                             447
     9,600   Broadcom Corp. "A"                                                       306
    23,890   Intel Corp.                                                              653
     6,800   Texas Instruments, Inc.                                                  320
                                                                                 --------
                                                                                    1,726
                                                                                 --------
             SYSTEMS SOFTWARE (1.0%)
    36,400   Microsoft Corp.                                                        1,490
                                                                                 --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.3%)
     1,745   Apple, Inc.                                                         $  1,105
    44,400   Hewlett-Packard Co.                                                    1,487
     2,600   SanDisk Corp.                                                            251
    11,400   Seagate Technology plc                                                   613
                                                                                 --------
                                                                                    3,456
                                                                                 --------
             Total Information Technology                                          10,797
                                                                                 --------
             MATERIALS (0.5%)
             ----------------
             COMMODITY CHEMICALS (0.3%)
     4,800   LyondellBasell Industries N.V. "A"                                       478
                                                                                 --------
             PAPER PRODUCTS (0.2%)
     6,000   International Paper Co.                                                  286
                                                                                 --------
             Total Materials                                                          764
                                                                                 --------
             TELECOMMUNICATION SERVICES (0.7%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.7%)
    21,961   Verizon Communications, Inc.                                           1,097
                                                                                 --------
             Total Common Stocks (cost: $41,513)                                   48,754
                                                                                 --------

             PREFERRED STOCKS (0.7%)

             CONSUMER STAPLES (0.3%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.3%)
     8,000   CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual             242
     2,000   Dairy Farmers of America, Inc., 7.88%, cumulative
               redeemable, perpetual(a)                                               215
                                                                                 --------
                                                                                      457
                                                                                 --------
             Total Consumer Staples                                                   457
                                                                                 --------
             ENERGY (0.0%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.0%)
        50   Kinder Morgan G.P., Inc., 4.16%, cumulative redeemable(a)                 46
                                                                                 --------
             FINANCIALS (0.4%)
             -----------------
             REGIONAL BANKS (0.2%)
       235   M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                  248
                                                                                 --------
             REITs - MORTGAGE (0.1%)
     8,000   Arbor Realty Trust, Inc., 7.38%*                                         200
                                                                                 --------
             REITs - OFFICE (0.1%)
     4,000   CommonWealth REIT, Series E, 7.25%, cumulative redeemable,
               perpetual*                                                             103
                                                                                 --------
             Total Financials                                                         551
                                                                                 --------
             Total Preferred Stocks (cost: $980)                                    1,054
                                                                                 --------

================================================================================

16  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             EXCHANGE-TRADED FUNDS (10.0%)
    44,000   iShares Core S&P Mid-Cap ETF(b)                                     $  6,056
    52,300   iShares Core S&P Small-Cap ETF                                         5,612
    16,034   iShares Russell 2000 ETF(b)                                            1,809
     7,590   SPDR S&P 500 ETF Trust                                                 1,462
                                                                                 --------
             Total Exchange-Traded Funds (cost: $13,022)                           14,939
                                                                                 --------
             Total U.S. Equity Securities (cost: $55,515)                          64,747
                                                                                 --------

             INTERNATIONAL EQUITY SECURITIES (32.6%)

             COMMON STOCKS (3.3%)

             CONSUMER DISCRETIONARY (0.4%)
             -----------------------------
             AUTO PARTS & EQUIPMENT (0.4%)
     5,400   Magna International, Inc.                                                552
                                                                                 --------
             CONSUMER STAPLES (0.1%)
             -----------------------
             PACKAGED FOODS & MEAT (0.1%)
     5,200   Unilever N.V.                                                            226
                                                                                 --------
             ENERGY (0.2%)
             -------------
             INTEGRATED OIL & GAS (0.2%)
     3,500   Royal Dutch Shell plc ADR                                                275
                                                                                 --------
             FINANCIALS (0.3%)
             -----------------
             DIVERSIFIED BANKS (0.3%)
     7,600   HSBC Holdings plc ADR                                                    401
                                                                                 --------
             HEALTH CARE (0.3%)
             ------------------
             PHARMACEUTICALS (0.3%)
     4,800   Novartis AG ADR                                                          432
                                                                                 --------
             INDUSTRIALS (0.5%)
             ------------------
             RAILROADS (0.5%)
     4,600   Canadian Pacific Railway Ltd.                                            771
                                                                                 --------
             INFORMATION TECHNOLOGY (0.8%)
             -----------------------------
             SEMICONDUCTORS (0.8%)
    19,472   NXP Semiconductors N.V.*                                               1,209
                                                                                 --------
             MATERIALS (0.5%)
             ----------------
             DIVERSIFIED METALS & MINING (0.3%)
    10,400   Rio Tinto plc ADR                                                        535
                                                                                 --------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
     6,700   Potash Corp. of Saskatchewan, Inc.                                       243
                                                                                 --------
             Total Materials                                                          778
                                                                                 --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES    SECURITY                                                                             (000)
-------------------------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES (0.2%)
             ---------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (0.2%)
     9,263   Vodafone Group plc ADR                                                            $    324
                                                                                               --------
             Total Common Stocks (cost: $4,068)                                                   4,968
                                                                                               --------

             EXCHANGE-TRADED FUNDS (29.3%)
    14,112   EGShares Emerging Markets Consumer ETF                                                 382
   161,845   iShares Core MSCI EAFE ETF                                                          10,167
   125,310   iShares Core MSCI Emerging Markets ETF                                               6,385
   211,193   iShares MSCI EAFE ETF                                                               14,659
   291,661   iShares MSCI Germany ETF                                                             9,374
    14,740   iShares MSCI Malaysia ETF                                                              236
     6,340   iShares MSCI Philippines ETF                                                           229
     8,218   iShares MSCI South Korea Capped ETF                                                    531
    10,436   iShares MSCI Turkey ETF                                                                598
     5,690   SPDR S&P Emerging Markets SmallCap ETF                                                 278
     8,244   WisdomTree Emerging Markets Equity Income Fund                                         417
     8,945   WisdomTree Emerging Markets SmallCap Dividend Fund                                     425
    17,007   WisdomTree India Earnings Fund                                                         365
                                                                                               --------
             Total Exchange-Traded Funds (cost: $38,787)                                         44,046
                                                                                               --------
             Total International Equity Securities (cost: $42,855)                               49,014
                                                                                               --------

             PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (1.9%)

             EXCHANGE-TRADED FUNDS (1.9%)
    91,741   Market Vectors Gold Miners ETF(b)                                                    2,064
     7,300   SPDR Gold Shares*                                                                      879
                                                                                               --------
             Total Exchange-Traded Funds (cost: $4,492)                                           2,943
                                                                                               --------
             Total Precious Metals and Commodity-Related Securities (cost: $4,492)                2,943
                                                                                               --------

-------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON
(000)                                                                  RATE        MATURITY
-------------------------------------------------------------------------------------------------------
             BONDS (15.2%)

             CORPORATE OBLIGATIONS (7.6%)

             CONSUMER DISCRETIONARY (0.3%)
             -----------------------------
             PUBLISHING (0.1%)
$      100   McGraw-Hill Global Education Holdings, LLC,
               9.75%, 6/14/2014(a)                                     10.00%(c)  4/01/2021         115
                                                                                                 ------

================================================================================

18  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                COUPON                             VALUE
(000)        SECURITY                                                  RATE          MATURITY            (000)
--------------------------------------------------------------------------------------------------------------
             SPECIALTY STORES (0.2%)
$      200   Guitar Center, Inc.(a)                                    6.50%         4/15/2019        $    193
       150   Toys R Us Property Co. II, LLC                            8.50         12/01/2017             154
                                                                                                      --------
                                                                                                           347
                                                                                                      --------
             Total Consumer Discretionary                                                                  462
                                                                                                      --------
             ENERGY (1.5%)
             -------------
             OIL & GAS EXPLORATION & PRODUCTION (0.5%)
       100   Alta Mesa Holdings, LP                                    9.63         10/15/2018             106
       100   Fieldwood Energy, LLC(d)                                  8.38          9/30/2020             103
       100   Halcon Resources Corp.                                    9.25          2/15/2022             107
       100   Midstates Petroleum Co., Inc. &
               Midstates Petroleum Co., LLC                            9.25          6/01/2021             108
       100   Quicksilver Resources, Inc.(d)                            7.00          6/21/2019              98
        50   Rex Energy Corp.                                          8.88         12/01/2020              56
       100   Sabine Oil & Gas, LLC(d)                                  8.75         12/31/2018             102
        50   Samson Investment Co.(d)                                  5.00          9/25/2018              50
                                                                                                      --------
                                                                                                           730
                                                                                                      --------
             OIL & GAS REFINING & MARKETING (0.0%)
        50   Northern Tier Energy, LLC & Northern
               Tier Finance Corp.                                      7.13         11/15/2020              54
                                                                                                      --------
             OIL & GAS STORAGE & TRANSPORTATION (1.0%)
       350   DCP Midstream, LLC(a)                                     5.85          5/21/2043             332
       100   Enbridge Energy Partners, LP                              8.05         10/01/2037             114
       300   Energy Transfer Partners, LP                              3.24(e)      11/01/2066             279
       200   Enterprise Products Operating, LLC                        7.00          6/01/2067             213
       100   Martin Midstream Partners, LP                             7.25          2/15/2021             106
        11   NuStar Logistics, LP                                      7.63          1/15/2043             288
       190   Southern Union Co.                                        3.24(e)      11/01/2066             158
                                                                                                      --------
                                                                                                         1,490
                                                                                                      --------
             Total Energy                                                                                2,274
                                                                                                      --------
             FINANCIALS (3.9%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
       200   Prospect Capital Corp.                                    5.00          7/15/2019             207
       300   State Street Capital Trust IV                             1.23(e)        6/1/2077             252
       200   Walter Investment Management Corp.(a)                     7.88         12/15/2021             203
                                                                                                      --------
                                                                                                           662
                                                                                                      --------
             CONSUMER FINANCE (0.2%)
       200   American Express Co.                                      6.80          9/01/2066             222
                                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                COUPON                             VALUE
(000)        SECURITY                                                  RATE          MATURITY            (000)
--------------------------------------------------------------------------------------------------------------
             LIFE & HEALTH INSURANCE (0.9%)
$        8   Delphi Financial Group, Inc.                              7.38%         5/15/2037        $    196
       300   Lincoln National Corp.                                    7.00          5/17/2066             313
       200   MetLife, Inc.                                             6.40         12/15/2036             224
       200   Prudential Financial, Inc.                                5.63          6/15/2043             212
       350   StanCorp Financial Group, Inc.                            6.90          6/01/2067             366
                                                                                                      --------
                                                                                                         1,311
                                                                                                      --------
             MULTI-LINE INSURANCE (0.7%)
       325   Genworth Holdings, Inc.                                   6.15         11/15/2066             308
       500   Glen Meadow Pass-Through Trust(a)                         6.51          2/12/2067             502
       300   Nationwide Mutual Insurance Co.(a)                        5.81         12/15/2024             305
                                                                                                      --------
                                                                                                         1,115
                                                                                                      --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
       250   GE Capital Trust I                                        6.38         11/15/2067             279
        50   General Electric Capital Corp.                            6.38         11/15/2067              56
       200   JPMorgan Chase Capital XXI                                1.17(e)       2/02/2037             166
                                                                                                      --------
                                                                                                           501
                                                                                                      --------
             PROPERTY & CASUALTY INSURANCE (0.9%)
       200   Allstate Corp.(b)                                         5.75          8/15/2053             214
       200   AmTrust Financial Services, Inc.(a)                       6.13          8/15/2023             204
       200   HSB Group, Inc.(f)                                        1.14(e)       7/15/2027             156
       250   Ironshore Holdings, Inc.(a)                               8.50          5/15/2020             295
       395   Oil Insurance Ltd.(a)                                     3.22(e)               -(g)          367
       100   Progressive Corp.                                         6.70          6/15/2037             111
                                                                                                      --------
                                                                                                         1,347
                                                                                                      --------
             REAL ESTATE DEVELOPMENT (0.1%)
       200   Forestar USA Real Estate Group, Inc.(a)                   8.50          6/01/2022             208
                                                                                                      --------
             REGIONAL BANKS (0.4%)
         6   Citizens Funding Trust I                                  7.50          9/15/2066             153
        50   First Maryland Capital Trust I                            1.23(e)       1/15/2027              46
       100   Fulton Capital Trust I                                    6.29          2/01/2036              98
        50   Regions Financial Corp.                                   7.75         11/10/2014              51
       200   Suntrust Capital I                                        0.89(e)       5/15/2027             173
                                                                                                      --------
                                                                                                           521
                                                                                                      --------
             REINSURANCE (0.0%)
        50   Platinum Underwriters Finance, Inc.                       7.50          6/01/2017              56
                                                                                                      --------
             Total Financials                                                                            5,943
                                                                                                      --------
             INDUSTRIALS (0.5%)
             ------------------
             AEROSPACE & DEFENSE (0.1%)
       250   Textron Financial Corp.(a)                                6.00          2/15/2067             222
                                                                                                      --------

================================================================================

20  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                COUPON                             VALUE
(000)        SECURITY                                                  RATE          MATURITY            (000)
--------------------------------------------------------------------------------------------------------------
             AIRLINES (0.0%)
$       63   Continental Airlines, Inc. "B" Pass-Through Trust         6.25%         4/11/2020        $     69
                                                                                                      --------
             MARINE (0.1%)
       100   Navios Maritime Holdings, Inc.(a)                         7.38          1/15/2022             102
                                                                                                      --------
             RAILROADS (0.1%)
       150   Florida East Coast Holdings Corp.(a)                      6.75          5/01/2019             157
                                                                                                      --------
             TRADING COMPANIES & DISTRIBUTORS (0.1%)
        75   ILFC E-Capital Trust I(a)                                 5.21(e)      12/21/2065              72
                                                                                                      --------
             TRUCKING (0.1%)
       100   YRC Worldwide, Inc.(d)                                    8.00          2/12/2019             100
                                                                                                      --------
             Total Industrials                                                                             722
                                                                                                      --------
             TELECOMMUNICATION SERVICES (0.3%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
         4   Qwest Corp.                                               7.50          9/15/2051             107
                                                                                                      --------
             WIRELESS TELECOMMUNICATION SERVICES (0.2%)
       200   NII International Telecom SCA(a)                          7.88          8/15/2019             170
       100   Sprint Corp.(a)                                           7.13          6/15/2024             108
                                                                                                      --------
                                                                                                           278
                                                                                                      --------
             Total Telecommunication Services                                                              385
                                                                                                      --------
             UTILITIES (1.1%)
             ----------------
             ELECTRIC UTILITIES (0.6%)
       200   NextEra Energy Capital Holdings, Inc.                     6.35         10/01/2066             197
       174   NextEra Energy Capital Holdings, Inc.                     6.65          6/15/2067             176
        50   NextEra Energy Capital Holdings, Inc.                     7.30          9/01/2067              55
       300   PPL Capital Funding, Inc.                                 6.70          3/30/2067             302
       251   Texas Competitive Electric Holdings Co., LLC(d),(h)       4.65         10/10/2017             202
                                                                                                      --------
                                                                                                           932
                                                                                                      --------
             MULTI-UTILITIES (0.5%)
        50   Dominion Resources, Inc.                                  7.50          6/30/2066              54
       150   Dominion Resources, Inc.                                  2.53(e)       9/30/2066             140
       300   Integrys Energy Group, Inc.                               6.11         12/01/2066             303
       200   Puget Sound Energy, Inc.                                  6.97          6/01/2067             209
                                                                                                      --------
                                                                                                           706
                                                                                                      --------
             Total Utilities                                                                             1,638
                                                                                                      --------
             Total Corporate Obligations (cost: $10,933)                                                11,424
                                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                COUPON                             VALUE
(000)        SECURITY                                                  RATE          MATURITY            (000)
--------------------------------------------------------------------------------------------------------------
             EURODOLLAR AND YANKEE OBLIGATIONS (2.3%)

             CONSUMER STAPLES (0.1%)
             -----------------------
             PACKAGED FOODS & MEAT (0.1%)
$      100   JBS S.A.                                                  10.50%        8/04/2016        $    116
                                                                                                      --------
             ENERGY (0.3%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.3%)
       400   TransCanada Pipelines Ltd.                                 6.35         5/15/2067             417
                                                                                                      --------
             FINANCIALS (0.9%)
             -----------------
             DIVERSIFIED BANKS (0.5%)
       100   Barclays Bank plc                                          0.69(e)              -(g)           70
       100   Barclays Bank plc                                          0.69(e)              -(g)           67
        50   Barclays Bank plc(a)                                       7.70                 -(g)           55
       100   HSBC Bank plc                                              0.60(e)              -(g)           69
       300   HSBC Bank plc                                              0.69(e)              -(g)          207
       400   Lloyds Bank plc                                            0.63(e)              -(g)          276
                                                                                                      --------
                                                                                                           744
                                                                                                      --------
             LIFE & HEALTH INSURANCE (0.1%)
       200   Great-West Life & Annuity Insurance Capital, LP(a)         7.15         5/16/2046             208
                                                                                                      --------
             MULTI-LINE INSURANCE (0.1%)
       150   ZFS Finance USA Trust V(a)                                 6.50         5/09/2037             161
                                                                                                      --------
             PROPERTY & CASUALTY INSURANCE (0.1%)
       200   QBE Capital Funding III Ltd.(a)                            7.25         5/24/2041             216
                                                                                                      --------
             REINSURANCE (0.1%)
       100   Swiss Re Capital I, LP(a)                                  6.85                 -(g)          107
                                                                                                      --------
             Total Financials                                                                            1,436
                                                                                                      --------
             INDUSTRIALS (0.1%)
             ------------------
             INDUSTRIAL CONGLOMERATES (0.1%)
       150   Hutchison Whampoa International Ltd.(a)                    6.00                 -(g)          158
                                                                                                      --------
             MATERIALS (0.6%)
             ----------------
             COMMODITY CHEMICALS (0.1%)
       200   Braskem Finance Ltd.                                       6.45         2/03/2024             213
                                                                                                      --------
             DIVERSIFIED METALS & MINING (0.1%)
       100   Vedanta Resources plc(a)                                   6.00         1/31/2019             104
                                                                                                      --------
             GOLD (0.4%)
       200   Kinross Gold Corp.(a)                                      5.95         3/15/2024             206
       300   Newcrest Finance Proprietary Ltd.(a)                       4.45        11/15/2021             286

================================================================================

22  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                COUPON                             VALUE
(000)        SECURITY                                                  RATE          MATURITY            (000)
--------------------------------------------------------------------------------------------------------------
$      200   St. Barbara Ltd.(a)                                       8.88%         4/15/2018        $    165
                                                                                                      --------
                                                                                                           657
                                                                                                      --------
             Total Materials                                                                               974
                                                                                                      --------
             UTILITIES (0.3%)
             ----------------
             ELECTRIC UTILITIES (0.3%)
       150   Electricite De France S.A.(a)                             5.25                  -(g)          155
       200   Enel S.p.A.(a)                                            8.75          9/24/2073             234
                                                                                                      --------
                                                                                                           389
                                                                                                      --------
             Total Utilities                                                                               389
                                                                                                      --------
             Total Eurodollar and Yankee Obligations (cost: $3,252)                                      3,490
                                                                                                      --------
             COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)

             FINANCIALS (0.3%)
       104   Sequoia Mortgage Trust                                    1.05(e)       9/20/2033              92
       331   Structured Asset Mortgage Investments, Inc.               0.65(e)       7/19/2035             294
       100   Wells Fargo Mortgage Backed Securities Trust              4.98(e)       4/25/2035              97
                                                                                                      --------
             Total Financials                                                                              483
                                                                                                      --------
             Total Collateralized Mortgage Obligations (cost: $484)                                        483
                                                                                                      --------
             COMMERCIAL MORTGAGE SECURITIES (2.8%)

             FINANCIALS (2.8%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (2.8%)
        65   Banc of America Commercial Mortgage, Inc.                 4.77          7/10/2043              65
       100   Banc of America Commercial Mortgage, Inc.                 5.85          7/10/2044             106
       100   Banc of America Commercial Mortgage, Inc.                 5.42         10/10/2045             103
        89   Banc of America Commercial Mortgage, Inc.(a)              5.94          9/10/2047              92
       200   Banc of America Commercial Mortgage, Inc.                 6.27          2/10/2051             216
        50   Bear Stearns Commercial Mortgage Securities, Inc.         5.49         12/11/2040              49
       100   Bear Stearns Commercial Mortgage Securities, Inc.         4.75          6/11/2041             103
       200   Bear Stearns Commercial Mortgage Securities, Inc.(a)      5.66          9/11/2041             199
        50   Bear Stearns Commercial Mortgage Securities, Inc.         5.60         10/12/2041              50
       200   CD Commercial Mortgage Trust                              5.69         10/15/2048             196
        50   Citigroup Commercial Mortgage Trust                       5.78          3/15/2049              52
       100   Citigroup Commercial Mortgage Trust                       6.14         12/10/2049             102
        50   Credit Suisse Commercial Mortgage
               Pass-Through Trust                                      5.79          6/15/2038              50
       350   Credit Suisse Commercial Mortgage
               Pass-Through Trust                                      0.34          2/15/2040             303
       250   GE Capital Commercial Mortgage Corp.                      5.28          3/10/2044             252
       300   GE Capital Commercial Mortgage Corp.                      5.31         11/10/2045             305

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                COUPON                             VALUE
(000)        SECURITY                                                  RATE          MATURITY            (000)
--------------------------------------------------------------------------------------------------------------
$      250   GE Capital Commercial Mortgage Corp.                      5.61%        12/10/2049        $    264
       100   GMAC Commercial Mortgage Securities, Inc.                 4.97         12/10/2041             102
       300   GS Mortgage Securities Corp. II                           5.57          4/10/2038             308
        50   GS Mortgage Securities Corp. II                           5.85          8/10/2038              50
       200   GS Mortgage Securities Corp. II                           4.78          7/10/2039             205
       100   J.P. Morgan Chase Commercial Mortgage
               Securities Trust                                        5.37          5/15/2047             106
        50   LB-UBS Commercial Mortgage Trust                          5.28          2/15/2041              52
       100   Merrill Lynch Mortgage Trust                              5.14          7/12/2038             105
       200   Merrill Lynch Mortgage Trust                              5.83          6/12/2050             211
       150   Morgan Stanley Capital I Trust                            5.20         11/14/2042             149
        50   Morgan Stanley Capital I, Inc.                            5.50          3/12/2044              52
       200   Wachovia Bank Commercial Mortgage Trust                   5.72          5/15/2043             213
       100   Wachovia Bank Commercial Mortgage Trust(a)                4.99          5/15/2044              96
                                                                                                      --------
                                                                                                         4,156
                                                                                                      --------
             Total Financials                                                                            4,156
                                                                                                      --------
             Total Commercial Mortgage Securities (cost: $4,018)                                         4,156
                                                                                                      --------
             U.S. TREASURY SECURITIES (2.2%)

             NOTES (2.2%)
       345   1.63%, 8/15/2022                                                                              329
       230   1.63%, 11/15/2022                                                                             218
       401   1.75%, 5/15/2022                                                                              387
       245   2.00%, 2/15/2023                                                                              239
     1,800   2.75%, 2/15/2024                                                                            1,850
       300   2.75%, 11/15/2023                                                                             309
                                                                                                      --------
                                                                                                         3,332
                                                                                                      --------
             Total U.S. Treasury Securities (cost: $3,325)                                               3,332
                                                                                                      --------
             Total Bonds (cost: $22,012)                                                                22,885
                                                                                                      --------

--------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (6.7%)

             MONEY MARKET FUNDS (6.7%)
10,059,485   State Street Institutional Liquid Reserve Fund, 0.07%(i) (cost: $10,060)                   10,060
                                                                                                      --------

             TOTAL INVESTMENTS (COST: $134,934)                                                       $149,649
                                                                                                      ========

================================================================================

24  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF CONTRACTS  SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              PURCHASED OPTIONS (0.2%)
         999  Put - iShares MSCI EAFE ETF expiring September 20, 2014 at 65                     $    104
         540  Put - iShares MSCI Emerging Markets ETF expiring September 20, 2014 at 39               38
          81  Put - S&P 500 Index expiring September 20, 2014 at 1775                                146
                                                                                                --------

              TOTAL PURCHASED OPTIONS (COST: $732)                                              $    288
                                                                                                ========

              WRITTEN OPTIONS (0.0%)
       (999)  Put - iShares MSCI EAFE ETF expiring September 20, 2014 at 60                          (41)
                                                                                                --------

              TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $121)                                   $    (41)
                                                                                                ========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                             (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                         QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                     IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                            FOR IDENTICAL ASSETS               INPUTS          INPUTS        TOTAL
--------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                               $ 48,754              $     -            $  -     $ 48,754
  Preferred Stocks                                   -                1,054               -        1,054
  Exchange-Traded Funds                         14,939                    -               -       14,939
International Equity Securities:
  Common Stocks                                  4,968                    -               -        4,968
  Exchange-Traded Funds                         44,046                    -               -       44,046
Precious Metals and Commodity-Related
  Securities:
  Exchange-Traded Funds                          2,943                    -               -        2,943
Bonds:
  Corporate Obligations                              -               11,268             156       11,424
  Eurodollar and Yankee Obligations                  -                3,490               -        3,490
  Collateralized Mortgage Obligations                -                  483               -          483
  Commercial Mortgage Securities                     -                4,156               -        4,156
  U.S. Treasury Securities                       3,332                    -               -        3,332
Money Market Instruments:
  Money Market Funds                            10,060                    -               -       10,060
Purchased Options                                  288                    -               -          288
--------------------------------------------------------------------------------------------------------
Total                                         $129,330              $20,451            $156     $149,937
--------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                             (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                         QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                     IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
LIABILITIES                  FOR IDENTICAL LIABILITIES               INPUTS          INPUTS        TOTAL
--------------------------------------------------------------------------------------------------------
Written Options                               $   (41)              $     -             $ -         $(41)
--------------------------------------------------------------------------------------------------------
Total                                         $   (41)              $     -             $ -         $(41)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                               CORPORATE
                                                                                             OBLIGATIONS
--------------------------------------------------------------------------------------------------------
Balance as of May 31, 2013                                                                          $  -
Purchases                                                                                             40
Sales                                                                                                  -
Transfers into Level 3                                                                               122
Transfers out of Level 3                                                                               -
Net realized gain (loss) on investments                                                                -
Change in net unrealized appreciation/depreciation of investments                                     (6)
--------------------------------------------------------------------------------------------------------
Balance as of May 31, 2014                                                                          $156
--------------------------------------------------------------------------------------------------------

For the period of June 1, 2013, through May 31, 2014, a corporate bond with a fair value of $122,000 was transferred from Level 2 to Level 3. Due to an assessment of events at the end of the reporting period, this security had a single broker quote provided to the Fund's pricing service. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

26  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2014

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 34.9% of net assets at May 31, 2014.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

    underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT  Real estate investment trust

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) At May 31, 2014, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

    (c) Stepped-coupon security that adjusts its coupon at the specified date and rate shown in the security's description.

    (d) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold

================================================================================

28  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

        publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2014. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (e) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2014.

    (f) Security was fair valued at May 31, 2014, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $156,000, which represented 0.1% of net assets of the Fund.

    (g) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (h) At May 31, 2014, the aggregate market value of securities purchased on a delayed-delivery basis was $202,000.

    (i) Rate represents the money market fund annualized seven-day yield at May 31, 2014.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2014

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $134,934)                  $149,649
   Purchased options, at market value (cost of $732)                                   288
   Cash                                                                                  1
   Receivables:
      Capital shares sold                                                              523
      USAA Asset Management Company (Note 5C)                                           71
      Dividends and interest                                                           325
                                                                                  --------
         Total assets                                                              150,857
                                                                                  --------
LIABILITIES
   Payables:
      Securities purchased                                                             199
      Capital shares redeemed                                                           94
   Written options, at market value (premiums received of $121)                         41
   Accrued management fees                                                              93
   Accrued transfer agent's fees                                                        13
   Other accrued expenses and payables                                                  59
                                                                                  --------
      Total liabilities                                                                499
                                                                                  --------
         Net assets applicable to capital shares outstanding                      $150,358
                                                                                  ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                $134,306
   Accumulated undistributed net investment income                                     444
   Accumulated net realized gain on investments and options                          1,257
   Net unrealized appreciation of investments and options                           14,351
                                                                                  --------
            Net assets applicable to capital shares outstanding                   $150,358
                                                                                  ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                  12,127
                                                                                  ========
   Net asset value, redemption price, and offering price per share                $  12.40
                                                                                  ========

See accompanying notes to financial statements.

================================================================================

30  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2014

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $9)                                $ 2,003
   Interest                                                                           906
                                                                                  -------
         Total income                                                               2,909
                                                                                  -------
EXPENSES
   Management fees                                                                    844
   Administration and servicing fees                                                  169
   Transfer agent's fees                                                              375
   Custody and accounting fees                                                        129
   Postage                                                                             14
   Shareholder reporting fees                                                          19
   Trustees' fees                                                                      17
   Registration fees                                                                   33
   Professional fees                                                                   53
   Other                                                                                8
                                                                                  -------
         Total expenses                                                             1,661
   Expenses reimbursed                                                               (422)
                                                                                  -------
         Net expenses                                                               1,239
                                                                                  -------
NET INVESTMENT INCOME                                                               1,670
                                                                                  -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND OPTIONS
   Net realized gain (loss) on:
      Investments:
         Unaffiliated transactions                                                  2,871
         Affiliated transactions (Note 7)                                              12
      Options                                                                      (1,021)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                                   9,819
      Options                                                                        (514)
                                                                                  -------
         Net realized and unrealized gain                                          11,167
                                                                                  -------
   Increase in net assets resulting from operations                               $12,837
                                                                                  =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Year ended May 31, 2014, and period ended May 31, 2013


------------------------------------------------------------------------------------------
                                                                     2014            2013*
------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                         $  1,670         $   724
   Net realized gain on investments                                 2,883           1,530
   Net realized loss on options                                    (1,021)           (971)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                   9,819           4,896
      Options                                                        (514)            150
                                                                 ------------------------
      Increase in net assets resulting from operations             12,837           6,329
                                                                 ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                           (1,394)           (543)
   Net realized gains                                                (428)           (749)
                                                                 ------------------------
      Distributions to shareholders                                (1,822)         (1,292)
                                                                 ------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                       80,934          86,643
   Reinvested dividends                                             1,343             571
   Cost of shares redeemed                                        (26,519)         (8,667)
                                                                 ------------------------
      Increase in net assets from capital share transactions       55,758          78,547
                                                                 ------------------------
   Capital contribution from USAA Transfer Agency Company               -               1
                                                                 ------------------------
   Net increase in net assets                                      66,773          83,585
NET ASSETS
   Beginning of year                                               83,585               -
                                                                 ------------------------
   End of year                                                   $150,358         $83,585
                                                                 ========================
Accumulated undistributed net investment income:
   End of year                                                   $    444         $   181
                                                                 ========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                      6,865           8,129
   Shares issued for dividends reinvested                             112              53
   Shares redeemed                                                 (2,250)           (782)
                                                                 ------------------------
      Increase in shares outstanding                                4,727           7,400
                                                                 ========================

*Fund commenced operations on June 8, 2012.

See accompanying notes to financial statements.

================================================================================

32  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2014

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Cornerstone Aggressive Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation over the long term with the potential for current income.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available

================================================================================

34  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

       information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8. Options are valued by a pricing service at the National Best Bid/Offer
       (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    9. Forward currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service.

   10. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

36  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include preferred stocks, which are valued based on methods discussed in
    Note 1A1, and certain bonds, which are valued based on methods discussed in
    Note 1A5.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of some securities falling in the Level 3 category are primarily supported by quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and or a lack of corroboration to support the quoted prices.

    Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at May 31, 2014 did not include master netting provisions.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option,

================================================================================

38  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2014*
(IN THOUSANDS)

                                      ASSET DERIVATIVES               LIABILITY DERIVATIVES
-----------------------------------------------------------------------------------------------
                               STATEMENT OF                    STATEMENT OF
DERIVATIVES NOT ACCOUNTED      ASSETS AND                      ASSETS AND
FOR AS HEDGING                 LIABILITIES                     LIABILITIES
INSTRUMENTS                    LOCATION           FAIR VALUE   LOCATION              FAIR VALUE
-----------------------------------------------------------------------------------------------
Equity contracts               Purchased             $288**     Written              $41**
                               options; Net                     options
                               unrealized
                               appreciation of
                               investments and
                               options
-----------------------------------------------------------------------------------------------

* For open derivative instruments as of May 31, 2014, see the portfolio of investments, which also is indicative of activity for the year ended May 31, 2014.

** Includes cumulative appreciation (depreciation) of options as reported on the portfolio of investments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2014
    (IN THOUSANDS)

DERIVATIVES                                                        CHANGE IN
NOT ACCOUNTED         STATEMENT OF                                 UNREALIZED
FOR AS HEDGING        OPERATIONS                REALIZED LOSS      DEPRECIATION ON
INSTRUMENTS           LOCATION                  ON DERIVATIVES     DERIVATIVES
-----------------------------------------------------------------------------------
Equity contracts      Net realized loss on         $(1,021)            $(514)
                      options / Change in
                      net unrealized
                      appreciation/depreciation
                      of options
-----------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

================================================================================

40  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of May 31, 2014, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $95,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2014, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

================================================================================

42  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

For the year ended May 31, 2014, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2014.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, non-REIT return of capital dividend, and grantor trusts expense adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $13,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2014, and 2013, was as follows:


                                              2014                    2013
                                           ----------------------------------
Ordinary income*                           $1,822,000              $1,292,000

As of May 31, 2014, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                     $1,637,000
Unrealized appreciation of investments                             14,415,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend, grantor trusts expense, straddle loss deferral, and mark-to-market adjustments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At May 31, 2014, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended May 31, 2014, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2014, were $99,863,000 and $47,418,000, respectively.

As of May 31, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was $135,769,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2014, for federal income tax purposes, were $16,577,000 and $2,409,000, respectively, resulting in net unrealized appreciation of $14,168,000.

================================================================================

44  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

For the year ended May 31, 2014, transactions in written call and put options* were as follows:

                                                                          PREMIUMS
                                                         NUMBER OF        RECEIVED
                                                         CONTRACTS         (000's)
                                                         -------------------------
Outstanding at May 31, 2013                                 243            $ 371
Options written                                           3,187              350
Options terminated in closing purchase transactions      (1,701)            (585)
Options expired                                            (730)             (15)
                                                         -------------------------
Outstanding at May 31, 2014                                 999            $ 121
                                                         =========================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2014, there are no subadvisers.

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year. For the year ended May 31, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $844,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2014, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $169,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2014, the Fund reimbursed the Manager $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION - The Manager has agreed, through October 1, 2014, to limit the total annual operating expenses of the Fund to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2014, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2014, the Fund incurred reimbursable expenses of $422,000, of which $71,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out of pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2014, the Fund incurred transfer agent's fees, paid or payable to SAS, of $375,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

46  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2014, USAA and its affiliates owned 2,500,000 shares, which represents 20.6% of the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2014, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                           NET REALIZED
                                                            COST TO       GAIN (LOSS) TO
      SELLER                      PURCHASER                PURCHASER          SELLER
-----------------------------------------------------------------------------------------
USAA Cornerstone             USAA Cornerstone
 Aggressive Fund              Moderately Aggressive
                              Fund                        $1,671,000         $69,000
USAA Cornerstone             USAA Cornerstone
 Aggressive Fund             Moderately Conservative
                              Fund                             3,000               -*
USAA Cornerstone             USAA Cornerstone
 Aggressive Fund             Moderate Fund                     3,000               -*
USAA Cornerstone             USAA First Start
 Aggressive Fund              Growth Fund                    282,000          (5,000)
USAA Cornerstone             USAA Real
 Aggressive Fund              Return Fund                    641,000         (52,000)
USAA Income                  USAA Cornerstone
 Stock Fund                   Aggressive Fund                117,000          77,000
USAA Real                    USAA Cornerstone
 Return Fund                  Aggressive Fund                116,000         (13,000)
USAA Cornerstone             USAA Cornerstone
 Moderately                   Aggressive Fund
 Conservative Fund                                           139,000          (9,000)
USAA Cornerstone             USAA Cornerstone
 Moderately                   Aggressive Fund
 Aggressive Fund                                             113,000         (18,000)

*Represents less than $500

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

<CAPTION
                                                  YEAR ENDED        PERIOD ENDED
                                                    MAY 31,             MAY 31,
                                                  --------------------------------
                                                      2014             2013***
                                                  --------------------------------
Net asset value at beginning of  period           $  11.30             $ 10.00
                                                  ----------------------------
Income from investment operations:
  Net investment income                                .16                 .16(a)
  Net realized and unrealized gain                    1.13                1.43(a)
                                                  ----------------------------
Total from investment operations                      1.29                1.59(a)
                                                  ----------------------------
Less distributions from:
  Net investment income                               (.14)               (.12)
  Realized capital gains                              (.05)               (.17)
                                                  ----------------------------
Total distributions                                   (.19)               (.29)
                                                  ----------------------------
Net asset value at end of  period                 $  12.40             $ 11.30
                                                  ============================
Total return (%)*                                    11.48               16.05
Net assets at end of  period (000)                $150,358             $83,585
Ratios to average net assets:**
  Expenses (%)(b)                                     1.10                1.10(c)
  Expenses, excluding reimbursements (%)(b)           1.47                1.65(c)
  Net investment income (%)                           1.48                1.46(c)
Portfolio turnover (%)                                  46                  74

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2014, average net assets were $112,829,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

48  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2013, through May 31, 2014.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you

================================================================================

                                                          EXPENSE EXAMPLE |  49

================================================================================

paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                 EXPENSES PAID
                                     BEGINNING              ENDING              DURING PERIOD*
                                   ACCOUNT VALUE         ACCOUNT VALUE         DECEMBER 1, 2013-
                                  DECEMBER 1, 2013       MAY 31, 2014            MAY 31, 2014
                                  --------------------------------------------------------------
Actual                               $1,000.00            $1,048.00                 $5.62

Hypothetical
 (5% return before expenses)          1,000.00             1,019.45                  5.54

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 4.80% for the six-month period of December 1, 2013, through May 31, 2014.

================================================================================

50  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2014

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 30, 2014, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses and profitability. However, the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered.

================================================================================

52  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with front-end sales loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee. The Board also took into account the Manager's undertaking to maintain expense limitations for the Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2013. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2013. The Board took into account management's discussion of the Fund's performance, including the impact of market conditions on the Fund's performance. The Board also took into account that the Fund commenced operations on June 8, 2012, and therefore has a relatively short performance history.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may

================================================================================

54  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's level of profitability from its relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

56  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President and Director, IMCO (10/09-4/14); President of AMCO (8/11-4/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 17 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (5/07-6/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships.

================================================================================

58  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-2/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over two years as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (7/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over six years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 14 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit Committee.
  (4) Member of Pricing and Investment Committee.
  (5) Member of Corporate Governance Committee.
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

60  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (6/13-present); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICorp.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-present); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

62  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

207234-0714

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                              U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
       USAA         WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   97448-0714                                (C)2014, USAA. All rights reserved.





ITEM 2.  CODE OF ETHICS.

On September 25, 2013, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2014 and 2013 were $406,165 and $420,575, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2014 and 2013 were $78,650 and $65,860, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to the review of federal tax returns for fiscal years ended May 31, 2014 and 2013 were $196,024 and $15,500, respectively.


(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2014 and 2013.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for May 31, 2014 and 2013 were $602,492 and $402,750, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2014 and 2013 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2014

By:*     /S/ DANIEL J. MAVICO
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary


Date:    07/24/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:    07/25/2014
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    07/24/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.